October 12, 2005

WRITER'S DIRECT LINE

(212) 838-8269

Pamela A. Long, Assistant Director
United States Securities and Exchange Commission
Division of Corporation Finance
Mail Stop 7010
Washington, DC 20549

Re:	PerfectData Corporation PRE R 14A filed September 15, 2005 File No. 000-12817

Dear Ms. Long:

This letter responds to your comments set forth in a letter dated October 6, 2005 regarding the above-referenced preliminary proxy material filed by PerfectData Corporation (the "Company"). For ease of reference, your inquiries have been incorporated in this letter in bold type and precede our responses. If you have any questions regarding the responses to your comments, please feel free to call me at the number indicated above.

General

1.	Please revise to include a summary term sheet as required by Item 14(b)(1) of Schedule 14A.

A summary term sheet has been included as per your comment. Please see pages 28-29 of the Proxy.

Record Date and Quorum, page 2

2.	Please include the information required by Item 6(d) of Schedule 14A.

As per your comment, the information required by Item 6(d) of Schedule 14A has been relocated from pages 21-23 of the Proxy to page 3 of the Proxy. In addition, in order to avoid confusion, the columns regarding the Additional Shares from the table have been eliminated.

Reverse Merger Transaction, page 28

3.	Please disclose the financial advisor that received shares of preferred stock in the transaction.

The name of the financial advisor has been disclosed as per your comment. Please see page 29 of the Proxy.

4.	Revise to include a brief discussion of the accounting and federal tax treatment of the merger. See Item 14(b)(4) of Schedule 14A and Item 1004(a)(2)(vi) and (vii) of Regulation M-A.

As per your comment, a brief discussion of the federal tax and accounting treatment of the Merger has been included. See pages 34-35 of the Proxy.

Background to Merger, page 29

5.	On page 30, we note that because amounts owed to Spray Products at the closing of the transaction exceeded the purchase price owed by spray, no cash was received by PerfectData. Revise to disclose the amount paid to Spray at the closing of the transaction that was unrelated to the closing.

As per your comment, the amount paid by PerfectData to Spray in connection with the closing of the sale of our assets to Spray is disclosed. Please see page 32 of the Proxy.

6.	Please revise to describe the negotiation of the principal terms of the reverse merger, including the price.

As per your comment, an expanded the description of the negotiations of the principal terms of the Merger has been included in the Proxy. Please see page 32 of the Proxy.

Unaudited Pro Forma Condensed Combined Financial Statements, page F-22

7.	Given that it appears you have accounted for the merger as a recapitalization, it is not clear why you have provided pro forma financial statements. Please remove the pro forma financial statements, or tell us how you determined it was appropriate to include them.

After consulting with the Company's independent audit firm, the pro forma combined financial statements have been deleted form the Proxy.

Sincerely,
/s/ Joel J. Goldschmidt Joel J. Goldschmidt